Exhibit 10.1
     Execution Version

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated November 15, 2009
Among
RESOLUTE ANETH, LLC,
as Borrower,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
WELLS FARGO BANK, NATIONAL ASSOCIATION
and BMO CAPITAL MARKETS FINANCING, INC.,
as Co-Syndication Agents,
DEUTSCHE BANK SECURITIES INC. and FORTIS CAPITAL CORP.,
as Co-Documentation Agents,
and
The Lenders Party Hereto

     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of November 15, 2009, is by and among Resolute Aneth, LLC, a Delaware limited liability company (the “Borrower”), Resolute Energy Corporation, a Delaware corporation, and certain of its subsidiaries (collectively, the “Guarantors”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents (the “Co-Syndication Agents”), Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents (the “Co-Documentation Agents”) and the other Lenders party hereto (the “Lenders”).
Recitals
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Amended and Restated Credit Agreement, dated April 14, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated June 27, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated September 12, 2007, that certain Third Amendment to Amended and Restated Credit Agreement dated September 30, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement dated May 12, 2009, that certain Fifth Amendment to Amended and Restated Credit Agreement dated July 28, 2009, and that certain Sixth Amendment to Amended and Restated Credit Agreement dated September 17, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement to adjust the definition of “EBITDA” to add back transaction costs associated with the Hicks Merger; and
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Majority Lenders are willing to amend the Credit Agreement and to take such other actions as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Each capitalized term used in this Seventh Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.
ARTICLE II
Amendments

     Section 2.01 Amendments to Section 1.02 of the Credit Agreement.
          (a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
     ““Seventh Amendment” means that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of November 15, 2009, among the Borrower, the Administrative Agent and the other Lenders party thereto.”
     ““Seventh Amendment Effective Date” means November 15, 2009.”
          (b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     ““Agreement” means this Credit Agreement, as amended by the First Amendment, further amended by the Second Amendment, further amended by the Third Amendment, further amended by the Fourth Amendment, further amended by the Fifth Amendment, further amended by the Sixth Amendment, and further Amended by the Seventh Amendment, as the same may from time to time be amended, modified, supplemented or restated.”
          (c) The definition of “EBITDA” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     ““EBITDA” means, for any period, the sum of (a) Consolidated Net Income for such period, plus (b) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: (i) interest, (ii) income and franchise taxes, (iii) depreciation, depletion, amortization, and other non-cash charges, and (iv) costs and expenses incurred in connection with the Hicks Merger not to exceed $32,500,000, minus (c) all non-cash income added to Consolidated Net Income.”
ARTICLE III
Conditions Precedent
     This Seventh Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent on or before November 16, 2009, and after giving effect to this Seventh Amendment:
     (a) the Borrower, each of the Guarantors and each of the Majority Lenders shall have executed and delivered counterparts of this Seventh Amendment;
     (b) the Lenders shall have received all expenses for which invoices have been presented, on or before the Seventh Amendment Effective Date; and
     (c) the Lenders shall have received such legal opinions, officer’s certificates, resolutions, documents and other instruments as are customary for transactions of this type or as they may reasonably request.

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ARTICLE IV
Representations and Warranties
     The Borrower hereby represents and warrants to each Lender that:
     (a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Seventh Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.
     (b) At the time of, and immediately after giving effect to, this Seventh Amendment, no Default has occurred and is continuing.
     (c) The execution, delivery and performance by the Borrower of this Seventh Amendment have been duly authorized by the Borrower.
     (d) This Seventh Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
     (e) The execution, delivery and performance by the Borrower of this Seventh Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Seventh Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this Seventh Amendment or the Loan Documents).
ARTICLE V
Miscellaneous
     Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Seventh Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision

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of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Seventh Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Seventh Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Seventh Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Seventh Amendment.
     Section 5.02 GOVERNING LAW. THIS SEVENTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Seventh Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Seventh Amendment are hereby incorporated into this Seventh Amendment in their entirety.
     Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders. The agreement set forth in this Section 5.04 shall survive the termination of this Seventh Amendment and the Credit Agreement.
     Section 5.05 Entire Agreement. This Seventh Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Seventh Amendment is a Loan Document executed under the Credit Agreement.
     Section 5.06 Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Seventh Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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     Section 5.07 Successors. The execution and delivery of this Seventh Amendment by any Lender shall be binding upon each of its successors and assigns.
[Signatures Begin on Next Page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers as of the date first written above.
BORROWER:

RESOLUTE ANETH, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

GUARANTORS:

RESOLUTE ENERGY CORPORATION

HICKS ACQUISITION COMPANY I, INC.

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

RNRC HOLDINGS, INC.

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

BWNR, LLC

WYNR, LLC

By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender
By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and a Lender
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent
By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Vice President

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

FORTIS CAPITAL CORP., as Co-Documentation Agent and a Lender
By:	/s/ Michaela Braun
	Name:	Michaela Braun
	Title:	Vice President

By:	/s/ Stephen R. Staples
	Name:	Stephen R. Staples
	Title:	Director

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

UNION BANK, N.A., as a Lender
By:	/s/ Douglas Gale
	Name:	Douglas Gale
	Title:	Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Matt Turner
	Name:	Matt Turner
	Title:	Assistant Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

GUARANTY BANK AND TRUST COMPANY, as a Lender
By:	/s/ Gail J. Norsinger
	Name:	Gail J. Norsinger
	Title:	Senior Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

CITICORP USA, INC., as a Lender
By:	/s/ Todd J. Mogil
	Name:	Todd J. Mogil
	Title:	Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c., as a Lender
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ David O’Driscol
	Name:	David O’Driscol
	Title:	Assistant Vice President

Signature Page to
Seventh Amendment to Amended and Restated Credit Agreement